UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC.

(Exact name of registrant as specified in its charter)

Delaware	814-00789	27-0344947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Boylston Street, Suite 1200 Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 450-4424

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	FCRD	NASDAQ Global Select Market
6.75% Senior Notes due 2022	FCRZ	The New York Stock Exchange
6.125% Senior Notes due 2023	FCRW	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 18, 2021, First Eagle Alternative Capital BDC, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, First Eagle Alternative Credit, LLC and Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named in Schedule A thereto, in connection with the issuance and sale of $60,000,000 aggregate principal amount of the Company’s 5.00% Notes due 2026 (the “Notes”) (the “Offering”). The Company has also granted the underwriters a 30-day option to purchase up to an additional $9,000,000 aggregate principal amount of the Notes to cover overallotments, if any. The closing of the Offering is expected to occur on May 25, 2021, subject to customary closing conditions. The Notes will be direct unsecured obligations of the Company and rank equally in right of payment with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. The Notes will be structurally subordinated to the debt of any of the Company’s subsidiaries and effectively subordinated to all of the Company’s outstanding and future secured indebtedness.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-238621) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated May 18, 2021 and a final prospectus supplement dated May 18, 2021.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

1.1

Underwriting Agreement, dated May  18, 2021, by and among First Eagle Alternative Capital BDC, Inc., First Eagle Alternative Credit, LLC and Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named in Schedule A thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2021	First Eagle Alternative Capital BDC, Inc.

	By:	/s/ Terrence W. Olson
	Name:	Terrence W. Olson
	Title:	Chief Financial Officer, Chief Operating Officer & Treasurer